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                                                                 Exhibit 10.4(e)


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EMPLOYEE STOCK OWNERSHIP PLAN                          AMENDMENT NO. 4
             OF
     WAKE FOREST FEDERAL             DOCUMENT:             WA01/3147549
 SAVINGS & LOAN ASSOCIATION          DRAFT DATE:           08/02/05

 Adopted on December 6, 1995         BOARD OF DIRECTORS
 Effective on April 3, 1996          APPROVAL DATE:        AUGUST 15, 2005
                                                           --------------------

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                                    AMENDMENT

1. ARTICLE XIII - Section 13.4(c) of the Plan shall be amended, effective as of March 28, 2005, to read in its entirety as follows:

                  If an Employee terminates service, and the value of the Employee's vested Account balance is not greater than $1,000, the Employee will receive a distribution of the value of the entire vested portion of such Account balance and the nonvested portion will be treated as a Forfeiture. If an Employee would have received a distribution under the preceding sentence but for the fact that the Employee's vested Account balance exceeded $1,000 when the Employee terminated Service and if at a later time such Account balance is reduced such that it is not greater than $1,000, the Employee will receive a distribution of such Account balance and the nonvested portion will be treated as a Forfeiture. For purposes, of this section, if the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of such vested Account balance.


                           IN WITNESS WHEREOF, this Amendment has been executed
by the undersigned officer of Wake Forest Federal Savings & Loan Association pursuant to authority given by resolution of the Board of Directors.


                                     WAKE FOREST FEDERAL
                                     SAVINGS & LOAN ASSOCIATION



                                     By: /s/ Robert C. White
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                                         Name:  Robert C. White
                                         Title: President